                                                         Manor Fund

Manor Fund Summary

Ticker – MNRMX

Summary Prospectus   -   April 30, 2024

Before you invest you may want to review the Fund’s prospectus, which contains more information about the fund and its risks.  You can find the Fund’s prospectus and other information about the fund online at www.manorfunds.com/pdfs/mif_prospectus.pdf.  You can also get information at no cost by calling 1-800-787-3334, or by sending an e-mail request to meverson@morriscapitaladvisors.com.  The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated April 30, 2024, are incorporated by reference into this summary prospectus.  The Fund’s SAI may be obtained free of charge, in the same manner as the Prospectus.

Beginning on January 1, 2023, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.manorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communication from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Investment Objective

The Manor Fund seeks long-term capital appreciation and a moderate level of income.

Fees & Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Manor Fund.

Shareholder Fees

(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.75%
Other Expenses	0.50%
Total Annual Operating Expenses	1.25%

Example

This example is intended to help you compare the cost of investing in shares of the Manor Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Manor Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Manor Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
The Manor Fund	$ 128	$ 405	$ 709	$ 1,615

                                                         Manor Fund

Portfolio Turnover

The Manor Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolios).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Manor Fund’s  performance.  During the most recent fiscal year, the portfolio turnover rate for the Manor Fund was 9.46%.

Principal Investment Strategies

The Manor Fund invests primarily in the common stock of large U.S. corporations with an average market capitalization generally over $50 billion, when the advisor believes the shares are priced attractively relative to the earnings and financial strength of the company.  The Fund generally holds individual investments for three to five years, but occasionally, securities may be sold within 12 months of purchase if circumstances of a particular company, industry, or the general market should change.

Principal Risks

An investor could lose money investing in the Manor Fund.  The Manor Fund is intended for long-term investors who can accept fluctuations in value and other risks associated with seeking the investment objectives of the Fund.

Risks in the Manor Fund include:

the possibility of a general decline in the stock market,

the possibility that a shift in economic conditions will adversely impact large corporations,

or that the Fund manager will be unsuccessful in identifying attractive investments.

In addition to the risks outlined above, the Manor Fund carries the risk that Daniel A. Morris, the portfolio manager will be unable to perform his duties due to death or disability.

In addition to the risks associated with the investment strategy of the Fund, an investor is subject to risk from general market fluctuations, interest rate shifts, credit risk, and the effect of inflation.

Market Risk

In the event of a general market decline, the value of the Fund could decline.  The values of investments may change, and possibly decrease, perhaps severely, in response to fluctuations in the stock market generally.

Inflation Risk

Inflation is the impact of rising prices over time.  It has the effect of reducing the future value of financial assets due to decreased purchasing power.  The impact of inflation, and investors’ expectation of future inflation, can impact the current value of portfolio investments, resulting in lower stock prices.

Large Capitalization Company Risk

Large Capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions.  Large capitalization companies may be more mature and subject to more limited growth potential compared to smaller capitalization companies..

                                                         Manor Fund

Performance Information

The bar chart below shows how the Manor Fund’s investment results vary from year to year.  The table below shows how the Manor Fund’s average annual total returns compare over time to those of a broad-based securities market index.  This information provides some indication of the risks of investing in the Manor Fund.  The Manor Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  Updated performance information will be available at no cost by calling 1-800-787-3334

Performance Information for the Manor Fund

The Fund’s year-to-date total return through March 31, 2024 was 10.38%.  During the period shown in the bar chart above, the lowest return for a calendar quarter for the Manor Fund was -25.06% during the 1st Quarter 2020.  The highest return was 19.42% during the 2nd Quarter 2020.

Average Annual Total Returns For the Periods ended December 31, 2023
	1 Year	5 Year	10 Year

Return before taxes	13.77%	12.91%	7.50%
Return after taxes on distributions	13.34%	12.12%	6.33%
Return after taxes on distributions & sale of Fund shares	8.18%	10.12%	5.66%

S&P 500 Index Reflects no deduction for fees, expenses or taxes	26.29%	15.70%	12.03%

The primary index for comparison is the S&P 500 Index, a broad market index of large capitalization stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

                                                         Manor Fund

Fund Management

Investment Advisor

Smithbridge Asset Management, Inc. is the investment advisor to the Manor Fund.

Portfolio Manager

Daniel A. Morris has been the portfolio manager of the Manor Fund since its inception in 1995.  He is currently Co-Chief Investment Officer of Smithbridge Asset management, Inc.  Previously, Mr. Morris was the President and Chief Investment Officer of Morris Capital Advisors, LLC previous investment advisor to the Manor Fund.

Purchase and Sale of Fund Shares

Minimum initial purchase for Fund shares is $1,000 with minimum subsequent purchases of $25.  Shares can be purchased by check payable to Manor Investment Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH, 44147.  Fund shares can be redeemed and reinvested in other fund series by calling Mutual Shareholder Services at 800-663-4851

You may purchase and redeem (sell) shares of the Fund on any business day through certain broker-dealers and other financial intermediaries.

Tax Information

Distributions from the Fund may be taxable as ordinary income or capital gains unless you are investing through a tax-deferred arrangement such as an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s Distributor, or Advisor and its related companies may provide compensation for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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